Exhibit 32.1

CERTIFICATION

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.   The Quarterly Report on Form 10-Q of American Woodmark Corporation (the “Company”) for the quarter ended July 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2013	/s/ Kent B. Guichard
Kent B. Guichard
Chairman, Chief Executive Officer, and Chief Financial Officer
(Principal Executive and Financial Officer)